Exhibit 99.1

TEN Holdings, Inc. Announces $1 Million Stock Repurchase Program

LANGHORNE, Pa., March 18, 2025 — TEN Holdings, Inc. (“XHLD” or the “Company”) (Nasdaq: XHLD), a provider of event planning, production, and broadcasting services, today announces that its board of directors (the “Board of Directors”) has authorized a stock repurchase program, effective March 17, 2025.

Under the program, the Company may, from time to time, repurchase up to $1 million worth of its outstanding shares of common stock with an evergreen term.

Any repurchases of the common stock of the Company will be governed by market conditions, legal requirements, and other corporate considerations.

All repurchases will be funded through cash from operations and executed under a 10b-18 plan.

The Company’s purpose in establishing the program, is to strengthen shareholder returns, improve capital efficiency, and implement a flexible capital policy.

“Our decision to initiate this share repurchase program is based on our belief that investing in our common stock at this time represents a promising opportunity and is a prudent allocation of capital, and is reinforced by our confidence in the intrinsic long-term value of our business,” said TEN Holdings Chief Executive Officer, Randolph Wilson Jones III.

The Company’s share repurchase program may be discontinued at any time by the Board of Directors, and the Company has no obligation to repurchase any amount of its shares under the program. The program will be administered through an independent broker and will be subject to the rules of Nasdaq and applicable securities laws and regulations, including Rule 10b-18 and 10b5-1 of the Securities Exchange Act of 1934, as amended (The “Exchange Act”).

About TEN Holdings, Inc.

The Company is a provider of event planning, production, and broadcasting services headquartered in Pennsylvania. The Company mainly produces virtual and hybrid events and physical events. Virtual and hybrid events involve virtual and hybrid event planning, production and broadcasting services, and continuing education services, all of which are supported by the Company’s proprietary Xyvid Pro Platform. Physical events mainly involve live streaming and video recording of physical events. To learn more, visit www.tenholdingsinc.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release about future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions and other factors discussed in the “Risk Factors” section of the Company’s registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”) and other SEC filings. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. Any forward-looking statements contained in this press release speak only as of the date hereof, and TEN Holdings, Inc. specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

For more information, please contact:

Investor Relations Contact:
Erica Scudilla
Email: hello@tenholdingsinc.com

Investor Relations Inquiries:
Skyline Corporate Communications Group, LLC
Scott Powell, President
1177 Avenue of the Americas, 5th Floor
New York, New York 10036
Office: (646) 893-5835
Email: info@skylineccg.com